UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2008

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.05 Amendments to the Registrant's Code of Ethics.

Effective as of July 29, 2008, the Board of Directors of Southwestern Energy Company (the “Company”) approved amendments to the Company's Business Conduct Guidelines (the “Business Conduct Guidelines”) to make certain changes necessitated by the recent sale of its utility subsidiary, Arkansas Western Gas Company and the expansion of its business operations into new geographic regions as well as to update certain conduct guidelines set forth therein.  In connection with the amendment of the Business Conduct Guidelines, in recognition that the continuing evolution of the Company’s operations may from time to time require further revisions of its Business Conduct Guidelines, the Board of Directors also amended the Company’s Section 406 Code of Ethics (the “Section 406 Code”) so that it operates as a stand-alone code of ethical conduct for the Company’s chief executive officer (principal executive officer), chief financial officer (principal financial officer) and chief accounting officer (principal accounting officer) (collectively, the “Section 406 Officers”).  Under changes reflected in the new Section 406 Code, no other ethics, legal compliance or other policies or practices of the Company or its subsidiaries that may be applicable to any of the § 406 Officers (whether currently in effect or established in the future and whether or not relating to the same subject matter as the Section 406 Code) will be deemed to be a part of the Section 406 Code but the other elements of the prior code remain essentially the same.

The Board's adoption of the new Section 406 Code did not result in any waiver, explicit or implicit, of any provision of the Company's previous code of ethics policies.  The above description of the changes reflected in the Section 406 Code is qualified in its entirety by reference to the Section 406 Code, a copy of which is attached to this Current Report on Form 8-K as Exhibit 14.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Exhibit Number	Description

14.1	Southwestern Energy Company Section 406 Code of Ethics adopted July 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: August 4, 2008	By:	/s/ GREG D. KERLEY
	Name:	Greg D. Kerley
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

14.1	Southwestern Energy Company Section 406 Code of Ethics adopted July 29, 2008